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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

   Supplement dated August 1, 2002 to the Prospectus dated December 28, 2001

   The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

   On June 19, 2002, the Trust's Board of Trustees approved the following:

    . The hiring of Deutsche Asset Management Investment Services Limited ("DAMIS") to replace Deutsche Asset Management, Inc. ("DAMI") as an investment adviser to International Equity Investments ("International Portfolio"). The Consulting Group recommended DAMIS to replace DAMI as an adviser because of a restructuring of their parent company, Deutsche Bank AG. The hiring of DAMIS has resulted in the entering into of an investment advisory agreement dated August 1, 2002 between SBFM and DAMIS. Under the terms of the agreement, DAMIS will be receiving a fee of 0.45% that is computed daily and paid monthly based on the value of the average net assets of the International Equity Portfolio allocated to DAMIS. DAMIS, located in London, England, managed approximately $60 billion in assets as of March 31, 2002.

    . Effective immediately, the termination of SSgA Funds Management Inc. ("SSgA") as an investment advisor to the International Portfolio. With the termination of SSgA, the assets of the International Portfolio will be allocated as follows: Oechsle International Advisors, LLC 33.3%; DAMIS 33.3% and Brandywine Asset Management, Inc. 33.3%.

       Shareholders of the International Portfolio will soon receive an information statement regarding these changes.

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